October 28, 1996

                       DREYFUS NEW LEADERS FUND, INC.

                          Supplement to Prospectus
                              Dated May 1, 1996

     The following information supersedes and replaces any contrary information contained under the section of the Fund's Prospectus entitled "Description of the Fund -- Management Policies":

     The Fund is particularly alert to companies which The Dreyfus Corporation considers to be new leaders - that is, emerging smaller-sized companies (typically with market capitalizations of less than $1.5 billion), both domestic and foreign, which The Dreyfus Corporation believes to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

     The following information supersedes and replaces any contrary information contained under the section of the Fund's Prospectus entitled "Management of the Fund -- Investment Adviser":

     The Fund's primary portfolio managers are Hilary Woods and Paul Kandel. Ms. Woods has been employed by The Dreyfus Corporation since 1987. Prior to joining The Dreyfus Corporation in October 1994, Mr. Kandel served for two years as a manager at Ark Asset Management and prior thereto, served for four years as an Assistant Vice President at Bankers Trust Company.

                                             October 28, 1996

                       DREYFUS NEW LEADERS FUND, INC.

              Supplement to Statement of Additional Information
                              Dated May 1, 1996

     The following information supersedes and replaces any contrary information contained under the section of the Fund's Statement of Additional Information entitled "Management Agreement":

     The Fund's portfolio managers are Paul Kandel, Elaine Rees and Hilary
R. Woods.